SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December  6, 2004

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway

Minneapolis,  Minnesota  55432

(Address of Principal Executive Offices and Zip Code)

(763)  514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former  Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

On November 17, 2004, Medtronic, Inc. issued a press release announcing its fiscal 2005 second quarter financial results. The press release contained an incorrect product reference when it stated that: “…Medtronic expects to introduce the ADVANTAGE® Supra™ bileaflet mechanical aortic heart valve in the spring of 2005.” The actual product name is the ADVANTAGE® bileaflet mechanical aortic heart valve.

The information in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

MEDTRONIC, INC.

By	/s/ Gary L. Ellis
Date: December 6, 2004	Gary L. Ellis
Vice President, Corporate Controller & Treasurer